SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D) OF
THE SECURITIES EXCHANGE ACT OF 1934

August 6, 2003

Date of Report (Date of earliest event reported):

THE BOYDS COLLECTION, LTD.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-14843	52-1418730
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 South Street, McSherrystown, Pennsylvania 17344
(Address of principal executive offices)(Zip Code)

(717) 633-9898
(Registrant’s Telephone Number, including Area Code)

Item 7. Exhibits

(c) Exhibits

99                                    Press release dated August 6, 2003, issued by the company.

Item 12. Results of Operations and Financial Condition

On August 6, 2003, The Boyds Collection, Ltd. (the “Company”) issued a press release regarding its second quarter 2003 earnings.   The press release of the Company is attached hereto as Exhibit 99.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 6, 2003	THE BOYDS COLLECTION, LTD.

	By:	/s/ Joseph E. Macharsky
	Name:	Joseph E. Macharsky
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit

99 Press release dated August 6, 2003, issued by the company.